                                                                    EXHIBIT 99.1









                                MERGER AGREEMENT



                                      AMONG



                          JLK DIRECT DISTRIBUTION INC.



                                       AND



                                 KENNAMETAL INC.



                                       AND



                         PEGASUS ACQUISITION CORPORATION



                             DATED SEPTEMBER 8, 2000



Disclosure materials, including a tender offer statement, will be filed with the Securities and Exchange Commission (SEC) and transmitted to the minority shareholders of JLK for their careful review. Investors and security holders of JLK are urged to read these disclosure materials when they become available because they will contain important information. When these and other documents are filed with the SEC, they may be obtained for free at the SEC's website at www.sec.gov. Copies of these documents, when available, may also be obtained free of charge from Kennametal and JLK by directing requests to David T. Cofer at the executive headquarters of the companies (724-539-5000).

                                TABLE OF CONTENTS


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
ARTICLE 1: THE OFFER..............................................................................................2

         1.1      The Offer.......................................................................................2

         1.2      Company Action..................................................................................3

ARTICLE 2: THE MERGER.............................................................................................3

         2.1      Plan of Merger..................................................................................3

         2.2      Effectiveness and Effective Time................................................................4

         2.3      Closing.........................................................................................4

ARTICLE 3: REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................................4

         3.1      Opinion of Financial Advisor....................................................................4

ARTICLE 4: REPRESENTATIONS AND WARRANTIES OF KENNAMETAL AND ACQUISITION...........................................4

         4.1      Organization and Good Standing..................................................................4

         4.2      Authority; No Conflict..........................................................................4

ARTICLE 5: CERTAIN COVENANTS......................................................................................5

         5.1      Required Approvals..............................................................................5

         5.2      No Solicitation of Transactions.................................................................5

         5.3      Publicity.......................................................................................6

         5.4      Continued Indemnification of the Company's Directors............................................6

ARTICLE 6: CONDITIONS PRECEDENT...................................................................................7

         6.1      Conditions to the Company's Obligation to Effect the Merger.....................................7

         6.2      Conditions to the Obligation of Acquisition and Kennametal to Effect the Merger.................7
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


                                TABLE OF CONTENTS


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
ARTICLE: 7 TERMINATION AND AMENDMENT..............................................................................8

         7.1      Termination by Mutual Consent...................................................................8

         7.2      Termination by Either Kennametal or the Company.................................................8

         7.3      Termination by the Company......................................................................8

         7.4      Termination by Kennametal.......................................................................9

         7.5      Effect of Termination and Abandonment...........................................................9

         7.6      Amendment......................................................................................10

ARTICLE 8: GENERAL PROVISIONS....................................................................................10

         8.1      Expenses.......................................................................................10

         8.2      Material Adverse Effect........................................................................10

         8.3      Survival of Representations and Warranties.....................................................10

         8.4      Notices........................................................................................10

         8.5      Jurisdiction; Service of Process...............................................................12

         8.6      Waiver of Trial by Jury........................................................................12

         8.7      Further Assurances.............................................................................12

         8.8      Waiver.........................................................................................13

         8.9      Entire Agreement and Modification..............................................................13

         8.10     Schedules......................................................................................13

         8.11     Assignments, Successors, and No Third-Party Rights.............................................13

         8.12     Severability...................................................................................14

         8.13     Section Headings, Construction.................................................................14

         8.14     Time of Essence................................................................................14

         8.15     Governing Law..................................................................................14
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                                      -ii-

                                TABLE OF CONTENTS


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
         8.16     Counterparts...................................................................................14
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                                     -iii-

                                MERGER AGREEMENT


         This Merger Agreement ("Agreement") is made as of September 8, 2000, by and among Kennametal Inc., a Pennsylvania corporation ("Kennametal"), Pegasus Acquisition Corporation, a Pennsylvania corporation and a wholly owned indirect subsidiary of Kennametal ("Acquisition"), and JLK Direct Distribution Inc., a Pennsylvania corporation (the "Company").


                                    RECITALS

         WHEREAS, it is proposed that the Company shall make a tender offer (the "Offer") to acquire any and all of the outstanding shares of Class A Common Stock, par value $0.01 per share ("Company Class A Common Stock") of the Company at a price of $8.75 per share (such amount being hereinafter referred to as the "Per Share Amount") net to the seller in cash, without interest thereon, in accordance with the terms and subject to the conditions of this Agreement, including a condition that at least a majority of the outstanding shares of Company Class A Common Stock be tendered. The Offer shall not apply to the outstanding shares of Class B Common Stock, par value $0.01 per share ("Company Class B Common Stock" and together with the Company Class A Common Stock, the "Company Common Stock");

         WHEREAS, subject to the success of the Offer and certain other conditions in this Agreement, it is proposed that Acquisition merge with and into the Company (the "Merger") in accordance with Title 15, Pennsylvania Consolidated Statutes (the "PBCL") with the Company being the surviving corporation (the "Surviving Corporation") of the Merger and that the holders of Class A Common Stock would be entitled to receive the Per Share Amount; and

         WHEREAS, the Boards of Directors of Acquisition and Kennametal and the Board of Directors of the Company upon the recommendation of its special committee of disinterested members comprised of Messrs. Jeffery M. Boetticher and Irwin L. Elson (the "Special Committee") have unanimously approved, and deem advisable and in the best interests of their respective shareholders, this Agreement and the transactions contemplated hereby;

         NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound, Kennametal, Acquisition and the Company agree as follows:

                                   ARTICLE 1:
                                   THE OFFER

     1.1 THE OFFER.

         (A) Subject to the terms and conditions of this Agreement, the Company shall commence, within the meaning of Rule 13e-4 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Offer as promptly as practicable. Company shall accept for payment any and all shares of Company Class A Common Stock (the "Class A Common Shares") which have been validly tendered and not withdrawn pursuant to the Offer at the earliest time following expiration of the Offer if all conditions to the Offer, as set forth on Annex A (the "Offer Conditions"), shall have been satisfied. The obligation of the Company to accept for payment, purchase and pay for Class A Common Shares tendered pursuant to the Offer shall be subject only to such Offer Conditions and to the further condition that a number of Class A Common Shares representing not less than a majority of the Class A Common Shares then outstanding shall have been validly tendered and not withdrawn prior to the final expiration date of the Offer (the "Minimum Condition"). Any of the conditions may be waived in whole or in part by the Company in its sole discretion, other than Offer Condition (E) in Annex A and the Minimum Condition. The Company may waive Offer Condition (E) in Annex A only with the consent of the Special Committee that it be waived. The Company may waive the Minimum Condition only with the consent of Kennametal that it be waived and the Company shall waive the Minimum Condition if Kennametal and Acquisition waive the section 6.2(C) condition to their obligation to effect the Merger. The Company expressly reserves the right, subject to compliance with the Exchange Act, to modify the terms of the Offer, except that no change in the Offer may be made: (i) which changes the Per Share Amount payable in the Offer, (ii) which changes the form of consideration to be paid in the Offer, or (iii) which reduces the maximum number of Class A Common Shares to be purchased in the Offer. The Company may: (i) extend the Offer on one or more occasions for up to ten business days for each such extension beyond the then scheduled expiration date (the initial scheduled expiration date being 20 business days following commencement of the Offer), if at the then scheduled expiration date of the Offer any of the conditions to the Company's obligation to accept for payment and pay for the Class A Common Shares shall not be satisfied or waived, until such time as such conditions are satisfied or waived (subject to Kennametal's right to terminate this Agreement pursuant to Article 7) and (ii) extend the Offer for any period required by any rule, regulation, interpretation or position of the Securities and Exchange Commission (the "SEC") or the staff thereof applicable to the Offer. Subject to the terms and conditions of the Offer and this Agreement, the Company shall pay for all Class A Common Shares validly tendered and not withdrawn pursuant to the Offer that the Company becomes obligated to purchase pursuant to the Offer as soon as practicable after the expiration of the Offer.

         (B) As soon as practicable and no later than the date of commencement of the Offer, the Company shall file and disseminate an Issuer Tender Offer Statement on Schedule TO with respect to the Offer and the Company, Kennametal and Acquisition shall file a Schedule 13e-3 Transaction Statement with the SEC (together with any supplement or amendments thereto, the "Offer Documents"). Kennametal or Acquisition and the Company each agree promptly to correct any information provided by them for use in the Offer Documents if and to the extent that it shall have become false or misleading in any material respect and each of Kennametal, Acquisition and the Company further agree to take all steps necessary to cause the respective Offer Documents which they have filed as so corrected to be filed with the SEC and to be disseminated to holders of Shares, in each case as and to the extent required by applicable federal securities laws. The Company, Kennametal and Acquisition shall cooperate in responding to any comments received from the SEC with respect to the Offer Documents and amending the Offer Documents in response to such comments.

     1.2 COMPANY ACTION.

         (A) The Company hereby approves of and consents to the Offer and represents that its Board of Directors, upon the recommendation of the Special Committee of disinterested members, at a meeting duly called and held, has, subject to the terms and conditions set forth herein, (i) unanimously approved this Agreement and the transactions contemplated hereby, including the Offer and the Merger, (ii) determined that the terms of the Offer and the Merger are in the best interests of, the Company and fair to its shareholders and, (iii) resolved to recommend that the shareholders of the Company accept the Offer and tender their Class A Common Shares thereunder to the Company pursuant to the Offer. The Company hereby consents to the inclusion in the Offer Documents of the recommendations of the Board of Directors described in this Section 1.2(A).

         (B) The Company shall disseminate the Offer Documents to the shareholders of the Company.

                                   ARTICLE 2:
                                   THE MERGER

     2.1 PLAN OF MERGER.

         As soon as practicable following the satisfaction or waiver of the conditions set forth in Article 6 of this Agreement, (i) Kennametal's Board of Directors shall adopt the Plan of Merger in the form of Annex B hereto, which sets forth the terms of the Merger (the "Plan of Merger"), in accordance with Title 15 of the PBCL, (ii) articles of merger (the "Articles of Merger") shall be executed and filed in the Department of State of the Commonwealth of Pennsylvania in accordance with the relevant provisions of the PBCL, and (iii) the parties shall make all other filings or recordings required under the PBCL. At and after the time the parties enter into the Plan of Merger, all references herein to this "Agreement" shall include a reference to such Plan of Merger.

     2.2 EFFECTIVENESS AND EFFECTIVE TIME.

         The Merger shall become effective in accordance with the Plan of Merger. The time and date when the Merger shall become effective is referred to as the "Effective Time."

     2.3 CLOSING.

         The closing of the Merger will take place at the offices of Buchanan Ingersoll Professional Corporation, 20th Floor, One Oxford Centre, 301 Grant Street, Pittsburgh, PA at 10:00 a.m. (local time) on the date of the satisfaction of the conditions set forth in Article 6 of this Agreement or at such other time and place as the parties may agree (the "Closing Date").


                                   ARTICLE 3:
                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

         The Company represents and warrants to Acquisition and Kennametal as follows:

     3.1 OPINION OF FINANCIAL ADVISOR.

         The Company has received the opinion of CIBC World Markets Corp., dated as of September 8, 2000, a copy of which has been provided to Kennametal and Acquisition, to the effect that, as of such date, the cash consideration to be received by the shareholders of the Company other than Kennametal pursuant to the Offer and the Merger is fair to such shareholders from a financial point of view.


                                   ARTICLE 4:
                         REPRESENTATIONS AND WARRANTIES
                          OF KENNAMETAL AND ACQUISITION

         Each of Kennametal and Acquisition represents and warrants jointly and severally to the Company as follows:

     4.1 ORGANIZATION AND GOOD STANDING.

         Kennametal is a corporation duly organized, validly existing, and in good standing under the laws of the State of Pennsylvania. Acquisition is a corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania.

     4.2 AUTHORITY; NO CONFLICT.

         (A) Each of Kennametal and Acquisition has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Kennametal and Acquisition and no other corporate proceeding on the part of Kennametal or Acquisition are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than the adoption of the

             Plan of Merger pursuant to Section 2.1 hereof). This Agreement has been duly and validly executed and delivered by Kennametal and Acquisition and, assuming this Agreement constitutes the valid and binding obligation of the Company, constitutes the valid and binding obligation of Kennametal and Acquisition.

         (B) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Kennametal and Acquisition will not directly or indirectly:

             (i) contravene, conflict with, or result in a violation of (A) any provision of the charter documents or By-laws of Kennametal or Acquisition, or (B) any resolution adopted by the Board of Directors or the stockholders of Kennametal or Acquisition;

             (ii) contravene, conflict with, or result in a violation or breach of any provision of any agreement, mortgage, debt instrument, indenture or other instrument, by which Kennametal or Acquisition is bound, or result in the creation of any lien, security interest, charge or encumbrance upon any of the assets of Kennametal or Acquisition, except for matters which would not in the aggregate have a Material Adverse Effect on Kennametal or Acquisition, as the case may be; or

             (iii) violate any order, writ, injunction, decree or judgment applicable to Kennametal or Acquisition, except for violations which would not in the aggregate have a Material Adverse Effect on Kennametal or Acquisition, as the case may be.


                                   ARTICLE 5:
                               CERTAIN COVENANTS

     5.1 REQUIRED APPROVALS.

         As promptly as practicable after the date of this Agreement, the parties will make all filings required by legal requirements to be made by it in order to consummate this Agreement and the transactions contemplated hereby. Between the date of this Agreement and the Closing Date, the parties will use their reasonable best efforts to obtain as promptly as practicable all governmental and third party authorizations, approvals, consents or waivers required in order to consummate the Merger.

     5.2 NO SOLICITATION OF TRANSACTIONS.

         The Company, its affiliates and their respective officers, directors, employees, representatives and agents shall immediately cease any existing discussions or negotiations, if any, with any parties conducted heretofore with respect to any Takeover Proposal (as hereinafter defined). As used in this Agreement, "Takeover Proposal" shall mean any tender or exchange offer, proposal for a merger, consolidation or other business combination involving the Company or any proposal or offer to acquire in any manner a substantial equity interest in, or a substantial portion of the assets of, the Company and its subsidiaries other than transactions contemplated by this Agreement. Except as set forth in this Section 5.2, neither the Company or any of its affiliates, nor any of its or their respective officers, directors, employees, representatives or agents, shall, directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any corporation, partnership, person or other entity or group (other than Kennametal and Acquisition, any affiliate or associate of Kennametal and Acquisition, or any designees of Kennametal or Acquisition) concerning any Takeover Proposal; provided, that nothing contained in this Section 5.2 shall prevent the Special Committee from considering, negotiating, discussing, approving and recommending to the shareholders of the Company, or providing information to any person in connection with, a Takeover Proposal if the Special Committee determines in good faith that it is required to do so in order to discharge properly its fiduciary duties, or taking any action and making any disclosure which the Special Committee determines is required to be taken or made under applicable law.

     5.3 PUBLICITY.

         The parties will consult with each other and will mutually agree upon any press releases or public announcements pertaining to the transactions contemplated by this Agreement and shall not issue any such press releases or make any such public announcements prior to such consultation and agreement, except as may be required by applicable law or by obligations pursuant to any listing agreement with any national securities exchange, in which case the party proposing to issue such press release or make such public announcement shall use its reasonable efforts to consult in good faith with the other party before issuing any such press releases or making any such public announcements.


     5.4 CONTINUED INDEMNIFICATION OF THE COMPANY'S DIRECTORS.

         (A) The By-laws of the Surviving Corporation shall contain the provisions with respect to indemnification set forth in Section 8.2 of the By-laws of the Company on the date of this Agreement with respect to any person who was a director or officer of the Company prior to the Effective Time, which provisions shall not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of individuals who at any time prior to the Effective Time were directors or officers of the Company in respect of actions or omissions occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement), unless such modification is required by law; provided, that in the event any claim or claims are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims shall continue until disposition of any and all such claims.

         (B) Kennametal shall continue to maintain in effect for not less than six years directors' and officers' liability insurance which provides coverage to the Company's directors with respect to matters occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement) that is substantially the same as the coverage currently provided under Kennametal's insurance policies to directors and officers of its subsidiaries.

         (C) This Section 5.4 shall survive the consummation of the Merger, is intended to benefit the Company, and the present and former officers and directors of the Company and the Surviving Corporation, shall be binding on all successors and assigns of the Surviving Corporation and shall be enforceable by the present and former officers and directors of the Company and their respective heirs or representatives, and is in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise.


                                   ARTICLE 6:
                              CONDITIONS PRECEDENT

     6.1 CONDITIONS TO THE COMPANY'S OBLIGATION TO EFFECT THE MERGER.

         The obligation of the Company to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any of which may be waived by the Company in writing, in whole or in part, to the extent permitted by applicable law):

         (A) Injunction. There shall not be in effect any statute, rule, regulation, executive order, decree, ruling or injunction or other order of a court or governmental or regulatory agency of competent jurisdiction directing that the transactions contemplated herein not be consummated; provided, however, that prior to invoking this condition each party shall use its best efforts to have any such decree, ruling, injunction or order vacated.

         (B) Governmental Filings and Consents. All governmental consents, orders and approvals legally required for the consummation of the Merger and the transactions contemplated hereby shall have been obtained and be in effect at the Effective Time, except where the failure to obtain any such consent would not reasonably be expected to have a Material Adverse Effect on Kennametal and its subsidiaries, considered as whole (assuming the Merger had taken place).

     6.2 CONDITIONS TO THE OBLIGATION OF ACQUISITION AND KENNAMETAL TO EFFECT THE MERGER.

         The obligation of Acquisition and Kennametal to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any of which may be waived by Kennametal and Acquisition in writing, in whole or in part, to the extent permitted by applicable law):

         (A) Injunction. There shall not be in effect any statute, rule, regulation, executive order, decree, ruling or injunction or other order of a court or governmental or regulatory agency of competent jurisdiction directing that the transactions contemplated herein not be consummated; provided, however, that prior to invoking this condition each party shall use its best efforts to have any such decree, ruling, injunction or order vacated.

         (B) Governmental Filings and Consents. All governmental consents, orders and approvals legally required for the consummation of the Merger and the transactions contemplated hereby shall have been obtained and be in effect at the Effective Time, except where the failure to obtain any such consent would not reasonably be expected to have a Material Adverse Effect on Kennametal and its subsidiaries, considered as whole (assuming the Merger had taken place).

         (C) Tender Offer Completed. The Company shall have purchased pursuant to the Offer at least fifty percent (50%) of the shares of Class A Common Stock outstanding immediately prior to the Offer.


                                   ARTICLE: 7
                            TERMINATION AND AMENDMENT

     7.1 TERMINATION BY MUTUAL CONSENT.

         This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, by the mutual written consent of Kennametal and the Company (provided that the consent of the Company shall not be given unless the Special Committee shall have approved the giving of the consent).

     7.2 TERMINATION BY EITHER KENNAMETAL OR THE COMPANY.

         This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, by either Kennametal or the Company, if the Merger has not been consummated on or prior to March 30, 2001 (the "Outside Date"); provided, however, that the rights to terminate this Agreement under this Section 7.2 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Merger to occur on or prior to such date.

     7.3 TERMINATION BY THE COMPANY.

         This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, by the Company if (i) there has been a breach by Kennametal or Acquisition of any representation or warranty contained in this Agreement that is qualified by requiring a Material Adverse Effect or there has been a breach of any other representation or warranty contained in this Agreement in any respect that would have a Material Adverse Effect on Kennametal or Acquisition, in any case that is not curable or, if curable, is not cured by the Outside Date after written notice of such breach is given by the Company to Kennametal at least 30 calendar days prior to the Outside Date (or, if the Company first learns of such breach within

30 days of the Outside Date, as soon as practicable after the Company first learns of such breach) or (ii) there has been a material default by Kennametal or Acquisition in performing any covenant or agreement contained in this Agreement which shall not have been cured after written notice of such breach is given by the Company to Kennametal at least 30 calendar days prior to the Outside Date (or, if the Company first learns of such breach within 30 days of the Outside Date, as soon as practicable after the Company first learns of such breach).

     7.4 TERMINATION BY KENNAMETAL.

         This Agreement may be terminated and the Offer and Merger may be abandoned at any time prior to the Effective Time by Kennametal:

         (A) if the Special Committee or the Board of Directors of the Company shall have withdrawn, or modified or changed in any manner adverse to Acquisition or Kennametal its recommendation of the Offer or approval of this Agreement or the Merger; or

         (B) if the Minimum Condition has not been satisfied by the date which is 20 business days following the initial expiration date of the Offer.

     7.5 EFFECT OF TERMINATION AND ABANDONMENT.

         (A) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article 7, written notice thereof shall forthwith be given by the terminating party or parties to the other party or parties, and this Agreement (other than the obligations pursuant to this Section 7.5 and Section 8.1) shall become void and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, agents, legal and financial advisors or other representatives), including without limitation, any liability for any actual, consequential, direct, special or other damages suffered by the other party or other parties as a result of a breach of this Agreement, but excepting the right, if any, to be reimbursed expenses as provided in this Section 7.5.

         (B) In the event that this Agreement is terminated by the Company or Kennametal pursuant to Section 7.2 or by Kennametal pursuant to
             Section 7.4(B) then the parties shall bear their own expenses and not have any further claim against one another.

         (C) In the event that this Agreement is terminated by the Company pursuant to Section 7.3 then Kennametal shall promptly, but in no event later than two days after the date of such termination or event, pay the Company all out-of-pocket expenses incurred by the Company in connection with this Agreement and the transactions contemplated hereby, including the fees and expenses of their printer, consultants, attorneys, accountants, financial advisors and other advisors.

         (D) In the event that this Agreement is terminated by Kennametal pursuant to Section 7.4(A) then the Company shall promptly, but in no event later than two days after the date of such termination or event, pay Kennametal all out-of-pocket expenses incurred by Kennametal and Acquisition in connection with this Agreement and the transactions contemplated hereby, including the fees and expenses of their printer, consultants, attorneys, accountants, financial advisors and other advisors.

     7.6 AMENDMENT.

         This Agreement may be amended in writing by the parties hereto; provided that any amendment shall have been approved by the Special Committee.


                                   ARTICLE 8:
                               GENERAL PROVISIONS

     8.1 EXPENSES.

         Except as contemplated by this Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the transaction contemplated hereby shall be the obligation of the party incurring such expenses. All costs and expenses incurred by Acquisition in connection with this Agreement and the consummation of the transactions contemplated hereby shall, after the Effective Time, be obligations of the Surviving Corporation.

     8.2 MATERIAL ADVERSE EFFECT.

         The term "Material Adverse Effect" shall mean any adverse change or changes in the financial condition, properties, business, results of operations of the Company or any of its subsidiaries or Kennametal or any of its subsidiaries, as the case may be, which individually or in the aggregate is or are material to the Company and its subsidiaries, taken as a whole, or Kennametal and its subsidiaries, taken as a whole, as the case may be, other than (i) any change or effect arising out of general economic conditions or (ii) any change or effect which the Company or Kennametal, as the case may be, has disclosed in writing, prior to the date hereof, to Kennametal or the Company, as the case may be, has occurred or is likely to occur.

     8.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         The representations and warranties made herein shall not survive beyond the earlier of (i) termination of this Agreement or (ii) the Effective Time, in the case of the representations and warranties of Kennametal or Acquisition. This Section 8.3 shall not limit any covenant or agreement of the parties hereto which by its terms contemplates performance after the Effective Time. The provisions of any Confidentiality Agreement between the Company and Kennametal (the "Confidentiality Agreement") shall apply to all information and material delivered by any party hereunder.

     8.4 NOTICES.

         All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, (c) sent by facsimile or electronic mail, or (d) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

         COMPANY:                           JLK Direct Distribution Inc.
                                            1600 Technology Way
                                            P.O. Box 231
                                            Latrobe, PA  15650
                                            Attention: Kevin G. Nowe
                                            Facsimile No.: (724) 539-3839
                                            Telephone No.: (724) 539-5776

         with copies to:                    Jeffery M. Boetticher
                                            7 South Beach Lagoon Road
                                            Hilton Head Island, SC 29928
                                            Tel: (843) 363-5502
                                            Fax: (843) 363-9090

         and                                Irwin L. Elson
                                            633 Edgemere Court
                                            Bloomfield Hills, MI 48304
                                            Tel: (248) 647-1888
                                            Fax: (248) 647-8587

         and                                Morgan, Lewis & Bockius LLP
                                            101 Park Avenue
                                            New York, NY 10178
                                            Attn: Howard L. Shecter, Esq.
                                            Tel: (212) 309-6384
                                            Fax: (212) 309-6273

         KENNAMETAL OR ACQUISITION:         Kennametal Inc.
                                            1600 Technology Way
                                            P.O. Box 231
                                            Latrobe, PA  15650
                                            Attention: David T. Cofer
                                            Facsimile No.: (724) 539-3839
                                            Telephone No.: (724) 539-5206

         and a copy to:                     Buchanan Ingersoll Professional
                                             Corporation
                                            One Oxford Centre
                                            301 Grant Street, 20th Floor
                                            Pittsburgh, PA  15219-1410
                                            Attention:  Lewis U. Davis, Jr.
                                            Facsimile No.: (412) 562-1041
                                            Telephone No.: (412) 562-8953

     8.5 JURISDICTION; SERVICE OF PROCESS.

         Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the Commonwealth of Pennsylvania, County of Westmoreland, or, if it has or can acquire jurisdiction, in the United States District Court for the Western District of Pennsylvania, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

     8.6 WAIVER OF TRIAL BY JURY.

         EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.6.

     8.7 FURTHER ASSURANCES.

         The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement.

     8.8 WAIVER.

         The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     8.9 ENTIRE AGREEMENT AND MODIFICATION.

         This Agreement supersedes all prior agreements between the parties with respect to its subject matter (other than any Confidentiality Agreement) and constitutes (along with the documents referred to in this Agreement and any Confidentiality Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

     8.10 SCHEDULES.

         (A) The disclosures in the Schedules must relate only to the representations and warranties in the Section of the Agreement to which they expressly relate and not to any other representation or warranty in this Agreement.

         (B) In the event of any inconsistency between the statements in the body of this Agreement and those in the Schedules (other than an exception expressly set forth as such in the Schedules with respect to a specifically identified representation or warranty), the statements in the body of this Agreement will control.

     8.11 ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS.

         Neither party may assign any of its rights under this Agreement without the prior consent of the other party which will not be unreasonably withheld. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any third party other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

     8.12 SEVERABILITY.

         If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     8.13 SECTION HEADINGS, CONSTRUCTION.

         The headings of Articles and Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. No party shall be deemed to be the drafting party of this Agreement and the rule of construction that any ambiguity should be construed against the person who drafted an agreement shall not apply. All references to "Article" or "Articles" and "Section" or "Sections" refer to the corresponding Article or Articles and Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

     8.14 TIME OF ESSENCE.

         With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

     8.15 GOVERNING LAW.

         This Agreement will be governed by the laws of the Commonwealth of Pennsylvania without regard to conflict of laws principles.

     8.16 COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.





                                                 JLK DIRECT DISTRIBUTION INC.





                                                    By: /s/ Diana L. Scott


                                                    Title: VP, CFO & Treasurer





                                                 KENNAMETAL INC.





                                                    By: /s/ Markos I. Tambakeras


                                                    Title: President & CEO




                                                 PEGASUS ACQUISITION CORPORATION





                                                    By: /s/ Markos I. Tambakeras


                                                    Title: President

                                     ANNEX A


                         CERTAIN CONDITIONS OF THE OFFER


         Notwithstanding any other provision of the Offer and provided that the Company shall not be obligated to accept for payment any Class A Common Shares until the Minimum Condition shall have been satisfied or waived, the Company shall not be required to accept for payment or pay for, or may delay the acceptance for payment of or payment for, any Class A Common Shares tendered pursuant to the Offer, or may, subject to the terms of the Agreement, terminate or amend the Offer if on or after [insert Expiration Date of the Offer], and at or before the time of payment for any of such Class A Common Shares, any of the following events shall occur and remain in effect:

         (A) any court or any governmental or regulatory authority, agency or commission, domestic or foreign ("Governmental Entity") shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order which is in effect and which (i) restricts (other than restrictions which in the aggregate do not have a Material Adverse Effect on Kennametal and its subsidiaries considered as a whole after the consummation of the transactions contemplated by the Offer and the Agreement and which do not materially restrict the ability to consummate the Offer and the Merger), prevents or prohibits consummation of the Offer or the Merger, (ii) prohibits or limits (other than limits which in the aggregate do not materially limit the ability of Kennametal to own and operate all of the business and assets of Kennametal and the Company after the consummation of the transactions contemplated by the Offer and the Agreement) the ownership or operation by the Company, Kennametal or any of their subsidiaries of all or any material portion of the business or assets of the Company and its subsidiaries taken as a whole, or as a result of the Offer or the Merger compels the Company, Kennametal or any of their subsidiaries to dispose of or hold separate all or any material portion of their respective business or assets, or (iii) otherwise materially adversely affects the financial condition, business or results of operations of the Company and its subsidiaries taken as a whole;

         (B) all consents, registrations, approvals, permits, authorizations, notices, reports or other filings required to be obtained or made by the Company, Kennametal or Acquisition with or from any Governmental Entity in connection with the execution and delivery of the Agreement, the Offer and the consummation of the transactions contemplated by the Agreement shall not have been made or obtained as of the then scheduled expiration date of the Offer (other than the failure to receive any consent, registration, approval, permit or authorization or to make any notice, report or other filing that, in the aggregate, is not reasonably likely to have a Material Adverse Effect on Kennametal and its subsidiaries considered as a whole after the consummation of the transactions contemplated by the Offer and the Agreement );

         (C) any change or development in the financial condition, properties, business, or results of operations of the Company and its subsidiaries that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on the Company;

         (D) the Agreement shall have been terminated by the Company or Kennametal in accordance with its terms;

         (E) Kennametal shall have reached an agreement or understanding in writing with the Company providing for termination or amendment of the Offer or delay in payment for the Class A Common Shares.


         The foregoing conditions enumerated above in paragraphs (A) through (E) are for the sole benefit of Company and may be asserted by Company or may be waived by Company, in whole or in part at any time and from time to time in its sole discretion; provided that the condition set forth in paragraph (E) above may not be waived without the consent of the Special Committee. The failure by Company at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right, the waiver of any such right with respect to particular facts and circumstances shall not be deemed a waiver with respect to any other facts and circumstances and each such right shall be deemed an ongoing right that may be asserted at any time and from time to time.

                                    ANNEX B


                                 PLAN OF MERGER


         PLAN OF MERGER ("Plan of Merger") by and among Kennametal Inc., a Pennsylvania corporation ("Kennametal"), Pegasus Acquisition Corporation, a Pennsylvania corporation and a wholly owned subsidiary of Kennametal ("Acquisition"), and JLK Direct Distribution Inc., a Pennsylvania corporation (the "Company").


                                    RECITALS

         WHEREAS, the Company, Acquisition and Kennametal have entered into a Merger Agreement, dated as of September 8, 2000 (the "Merger Agreement");

         WHEREAS, the parties intend that Acquisition merge with and into the Company (the "Merger") in accordance with Title 15, Pennsylvania Consolidated Statutes (the "PBCL"); and

         WHEREAS, the Boards of Directors of Acquisition and Kennametal and the Board of Directors of the Company upon the recommendation of its special committee of disinterested members have unanimously approved, and deem advisable and in the best interests of their respective shareholders, this Plan of Merger and the transactions contemplated hereby;

         WHEREAS, the Board of Directors of Kennametal adopted this Plan of Merger pursuant to Section 1924(b)(3) of the PBCL on the date set forth below; and

         WHEREAS, any terms not defined in this Plan of Merger shall have the meanings set forth in the Merger Agreement;

         NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound, Kennametal, Acquisition and the Company agree as follows:

1. THE MERGER.

         At the Effective Time, upon the terms and subject to the conditions set forth in this Plan of Merger and the Merger Agreement and in accordance with the PBCL, Acquisition shall be merged with and into the Company, the separate existence of Acquisition shall cease, and the Company shall continue as the surviving corporation (the "Surviving Corporation"). The Merger shall have the effects as provided by the PBCL and other applicable law.

2. EFFECTIVE TIME.

         The Merger shall become effective at such time as the Articles of Merger are duly filed in the Department of State of the Commonwealth of Pennsylvania, or at such other time as is permissible in accordance with the PBCL and as the parties shall agree and specify in the Articles of Merger (the time the Merger becomes effective being the "Effective Time").

3. CLOSING.

         The closing of the Merger will take place at the offices of Buchanan Ingersoll Professional Corporation, 20th Floor, One Oxford Centre, 301 Grant Street, Pittsburgh, PA at 10:00 a.m. (local time) on the date of the satisfaction of the conditions set forth in Article 6 of the Merger Agreement or at such other time and place as the parties may agree (the "Closing Date").

4. ARTICLES AND BY-LAWS OF SURVIVING CORPORATION.

         The Articles of Incorporation of the Surviving Corporation shall be amended and restated as set forth on Exhibit A hereto. The By-laws of Acquisition as in effect immediately prior to the Effective Time shall be the By-laws of the Surviving Corporation following the Merger.

5. DIRECTORS AND OFFICERS OF SURVIVING CORPORATION.

         The directors of Acquisition immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal. The officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

6. CONVERSION OF CAPITAL STOCK.

         As of the Effective Time, by virtue of the Merger and without any action on the part of Acquisition, the Company or the holders of any shares of the Class A Common Stock par value $0.01 per share of the Company (the "Class A Common Stock") or the Class B Common Stock par value $0.01 per share of the Company (the "Class B Common Stock" and together with the Class A Common Stock, the "Company Common Stock"), the following shall occur:

         (A) Common Stock of Acquisition. Each share of common stock, par value $.01 per share, of Acquisition (the "Acquisition Common Stock"), which is issued and outstanding immediately prior to the Effective Time, shall be converted into and become one share of common stock, par value $.01 per share, of the Surviving Corporation.

         (B) Common Stock of the Company. Subject to Sections 6(A), 6(C), and 9 of this Plan of Merger, each share of Class A Common Stock which is issued and outstanding immediately prior to the Effective Time shall be converted by virtue of the Merger into and become a right to receive $8.75 in cash (the "Merger Consideration") and, when so converted, shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Class A Common Stock shall, to the extent such certificate represents such shares, cease to have any rights with respect thereto, except the right to receive the Merger Consideration allocable to the shares represented by such certificate upon surrender of such certificate in accordance with
             Section 7 of this Plan of Merger.

         (C) Cancellation of Treasury Stock. Any shares of Company Common Stock that are owned immediately prior to the Effective Time by the Company or any subsidiary of the Company which constitute treasury stock in the hands of the holder thereof, shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto.

         (D) Company Common Stock Held by Acquisition or Kennametal. Any shares of Company Common Stock that are owned immediately prior to the Effective Time by Acquisition or Kennametal shall be canceled and retired and shall cease to exist, and no cash consideration shall be delivered in exchange therefor. Acquisition and Kennametal each hereby irrevocably waive any and all rights it may have pursuant to the terms of this Agreement or under the PBCL (including, without limitation, any rights to which it may be entitled under Part II, Chapter 15, Subchapter D of the PBCL) or otherwise to receive pursuant to the Merger the Merger Consideration or any other consideration for the shares of Company Common Stock owned or held by them immediately prior to the Effective Time other than the Kennametal subsidiary which owns all of Acquisition Common Stock shall receive all of the outstanding common stock of the Surviving Corporation by virtue of the conversion in the Merger of the Acquisition Common Stock into common stock of the Surviving Corporation.

7. PAYMENT FOR COMPANY COMMON STOCK IN THE MERGER.

         (A) Exchange Agent and Deposit Merger Price. Chase Mellon Shareholder Services, LLC or another bank or trust company selected by the Company and reasonably satisfactory to Kennametal, shall act as exchange agent (the "Exchange Agent") for the payment of the Merger Consideration. At the Effective Time, Kennametal or

             Acquisition shall deposit, or cause to be deposited, in trust with the Exchange Agent the aggregate Merger Consideration to which holders of Class A Common Shares shall be entitled at the Effective Time pursuant to Section 6(B) of this Plan of Merger (the "Exchange Fund").

         (B) Exchange Procedure. Promptly after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Class A Common Stock whose shares were converted into the right to receive cash pursuant to Section 6(B) of this Plan of Merger a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the certificates representing such shares of Class A Common Stock shall pass, only upon delivery of the certificates representing such shares of Class A Common Stock to the Exchange Agent and shall be in such form and have such other provisions as the Exchange Agent may reasonably specify), and instructions for use in effecting the surrender of the certificates representing such shares of Class A Common Stock, in exchange for the Merger Consideration. Upon surrender to the Exchange Agent of a certificate or certificates representing shares of Class A Common Stock and acceptance thereof by the Exchange Agent, the holder thereof shall be entitled to the amount of cash into which the number of shares of Class A Common Stock previously represented by such certificate or certificates surrendered shall have been converted pursuant to this Agreement. The Exchange Agent shall accept such certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. After the Effective Time, there shall be no further transfer on the records of the Company or its transfer agent of certificates representing shares of Class A Common Stock and if such certificates are presented to the Company for transfer, they shall be canceled against delivery of the Merger Consideration allocable to the shares of Class A Common Stock represented by such certificate or certificates. If any Merger Consideration is to be remitted to a name other than that in which the certificate for the Class A Common Stock surrendered for exchange is registered, it shall be a condition of such exchange that the certificate so surrendered shall be properly endorsed, with signature guaranteed, or otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Company, or its transfer agent, any transfer or other taxes required by reason of the payment of the Merger Consideration to a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of the Company or its transfer agent that such tax has been paid or is not applicable. Until surrendered, as contemplated by this Section 7, each certificate for shares of Class A Common Stock shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration allocable to the shares represented by such certificate as contemplated by Section 6(B) of this Plan of Merger. No interest will be paid or will accrue on any amount payable as Merger

             Consideration. Subject to completion of the documentation referred to above, the Merger Consideration shall be paid at the Effective Time to holders of Class A Common Stock.

         (C) No Further Ownership Rights in Company Stock. The Merger Consideration paid upon the surrender for exchange of certificates representing shares of Class A Common Stock in accordance with the terms of this Section 7 shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Class A Common Stock represented by such certificates.

         (D) Termination of Exchange Fund. Any portion of the Exchange Fund (including any interest and other income received by the Exchange Agent in respect of all such funds) which remains undistributed to the holders of the certificates representing shares of Class A Common Stock for six months after the Effective Time shall be delivered to the Surviving Corporation, upon demand, and any holders of shares of Class A Common Stock prior to the Merger who have not theretofore complied with this Section 7 shall thereafter look (subject to applicable abandoned property, escheat and similar laws) only to the Surviving Corporation and only as general creditors thereof for payment of their claim for Merger Consideration, without interest, to which such holders may be entitled.

         (E) Lost Certificates. In the event any certificate or certificates representing shares of Class A Common Stock shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder claiming such certificate or certificates to be lost, stolen or destroyed, the Exchange Agent will issue in exchange for such lost, stolen or destroyed certificate the Merger Consideration deliverable in respect thereof as determined in accordance with this Section 7; provided that the holder to whom the Merger Consideration is paid shall, as a condition precedent to the payment thereof, indemnify the Surviving Corporation in an amount reasonably satisfactory to it against any claim that may be made against the Surviving Corporation with respect to the certificate claimed to have been lost, stolen or destroyed.

         (F) Withholding Rights. The Surviving Corporation and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Class A Common Stock such amounts as the Surviving Corporation or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the United States Internal Revenue Code of 1986, as amended (the "Code"), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving Corporation or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Class A Common Stock in respect of which such deduction and withholding was made by the Surviving Corporation or the Exchange Agent.

8. TREATMENT OF OPTIONS.


         Pursuant to the Merger, at the Effective Time, each outstanding option to purchase shares of Company Class A Common Stock (a "Company Stock Option"), whether or not vested, will be terminated and, in exchange for each such Company Stock Option, the holder will be entitled to receive, for each share of Company Class A Common Stock subject to such Company Stock Option, a cash payment equal to the excess, if any, of the Merger Consideration over the applicable exercise price.

9. DISSENTING SHARES.

         (A) Notwithstanding anything in this Agreement to the contrary, shares of Class A Common Stock outstanding immediately prior to the Effective Time and held by a holder (if any) who has perfected his rights to dissent from the Merger in accordance with Part I, Chapter 15, Subchapter D of the PBCL ("Dissenting Shares") shall be canceled and retired and shall not be converted into a right to receive the Merger Consideration, unless such holder fails to perfect or withdraws or otherwise loses such holder's right to dissent, if any. Such shareholders shall be entitled to receive payment of the appraised value of such Dissenting Shares in accordance with the provisions of the PBCL. If, after the Effective Time, such holder fails to perfect or withdraws or loses any such right to dissent, each such share of such holder shall be treated as a share that had been converted as of the Effective Time into the right to receive the Merger Consideration, without interest, in accordance with Section 6(B) of this Plan of Merger.

         (B) The Company shall give Kennametal prompt notice of any demands received by the Company for appraisal of Class A Common Stock and, prior to the Effective Time, Kennametal shall have the right to participate in all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, except with the prior written consent of Kennametal, make any payment with respect to, or settle or offer to settle, any such demands.

10. MULTIPLE COUNTERPARTS; TITLES.


         For the convenience of the parties hereto and to facilitate the required filing of documents, any number of counterparts of this Plan of Merger may be executed, and each such counterpart shall be deemed to be an original instrument.


         The titles of the Sections of this Plan of Merger are inserted for convenience of reference and shall not affect the meaning of the terms hereof.

11. TERMINATION.


         This Plan of Merger will terminate upon, and be of no further force or effect following, any termination of the Merger Agreement in accordance with its terms. This Plan of Merger may be terminated by an agreement in writing executed by all parties hereto.

12. AMENDMENTS.


         Prior to the Effective Time, the Boards of Directors of the parties hereto may amend this Plan of Merger.

13. ADOPTION BY KENNAMETAL BOARD OF DIRECTORS.


         The Board of Directors of Kennametal adopted this Plan of Merger on ____________, 2000 pursuant to Section 1924(b)(3) of the PBCL.

                                    EXHIBIT A

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                          OF THE SURVIVING CORPORATION
                         (JLK DIRECT DISTRIBUTION INC.)

         FIRST. The name of the Corporation is JLK Direct Distribution Inc.


         SECOND. The address of the Corporation's registered office in the Commonwealth of Pennsylvania is State Route 981 South, P.O. Box 231, Latrobe PA 15650-0231.


         THIRD. The Corporation is incorporated under the provisions of the Business Corporation Law of 1988 (15 Pa.C.S. Sections 1101 et seq.).


         FOURTH. The Corporation shall have the authority to issue 1,000 shares of common stock par value $0.01 per share. The holders of common stock shall have one vote per share and shall not be entitled to cumulate their votes in the election of directors.


         FIFTH. The name and address of the incorporator is Lewis U. Davis, Jr., 301 Grant Street, 20th Floor, Pittsburgh, PA 15219-1410.

         SIXTH. A director of the Corporation shall not be personally liable for monetary damages for any action taken, or any failure to take any action unless as set forth in 15 Pa. C.S. Sections 1711-1718 the director has breached or failed to perform the duties of his or her office referenced thereunder and such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the foregoing provision shall not eliminate or limit (i) the responsibility or liability of a director pursuant to any criminal statute, or (ii) the liability of a director for the payment of taxes pursuant to local, state or federal law. Any repeal, modification or adoption of any provision inconsistent with this Article Sixth, shall be prospective only, and neither the repeal or modification of this Article nor the adoption of any provision inconsistent with this Article shall adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification or the adoption of such inconsistent provision.






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